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                                                                   Exhibit 10.13

                                    GUARANTEE

                                       OF

                                 PHH CORPORATION

                  PHH CORPORATION, a Maryland corporation, hereby agrees to unconditionally and irrevocably guarantee to Raven Funding LLC, a Delaware limited liability company (the "SPV"), and to each assignee and pledgee of the SPV, and Wilmington Trust Company, a Delaware trust company, not in its individual capacity but solely as the SUBI Trustee (the "SUBI Trustee" and together with the SPV and each assignee and pledgee of the SPV, the "Payees") the due and punctual payment and performance of all obligations of PHH Vehicle Management Services, LLC ("VMS") pursuant to the Sold SUBI Supplement 1999-1 to Servicing Agreement, dated as of June 30, 1999, as amended by Amendment No. 1 to the Sold SUBI Supplement 1999-1, dated as of October 28, 1999, among D.L. Peterson Trust, the SUBI Trustee, the SPV and VMS (as may be further amended, modified or supplemented from time to time, the "Servicing Supplement").

                  The undersigned hereby waives any presentment, demand of payment, protest and notice of nonpayment, dishonor or protest thereof or of any exchange, sale, surrender, release or any other notice or demand to which the undersigned may otherwise be entitled. The undersigned shall not be exonerated or discharged from liability hereunder by any time or grace period given to VMS or by any other indulgence or concession granted to VMS, including, without limitation, any such period, indulgence or concession whatsoever affecting or preventing a recovery of any of the obligations guaranteed hereunder that, but for this provision, might operate to exonerate or discharge the undersigned, from its obligations hereunder.

                  The undersigned further agrees that its liabilities hereunder shall be irrevocable and unconditional and in no way be affected, impaired, released, reduced or discharged by reason of the occurrence of any of the following, although without further notice to or consent of the undersigned, (i) any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship affecting VMS or the undersigned; (ii) any claim, defense or right of set-off off VMS, the undersigned or any other person may have against the Payees; or (iii) any other circumstances that might otherwise constitute a defense available to, or a discharge of, VMS or undersigned. The undersigned further guarantees that all payments made by VMS on any obligation hereby guaranteed will, when made, be final and agrees that, if any such payment is recovered from, or repaid by, any Payee(s), in whole or in part, in any bankruptcy, insolvency or similar proceeding instituted by or against VMS, this Guarantee shall continue to be effective or be reinstated as though the payment so recovered or repaid had never been originally made on such obligation.

                  Notice of acceptance of this Guarantee and of the incurring of any or all of the obligations hereby guaranteed is hereby waived by the undersigned, and this Guarantee and all of the terms and provisions hereof shall immediately be binding upon the undersigned from the date of the execution of this Guarantee.

                  The Payees may enforce the undersigned's obligations hereunder without in any way first pursuing or exhausting any other rights or remedies which the Payees may have against VMS or against any other person, firm or corporation.

                  If demand shall have been made for payment or performance of the obligations guaranteed hereunder or if an event resulting in any of the obligations guaranteed hereunder becoming payable or performable shall at any time have occurred and the obligations guaranteed hereunder becoming payable or performable shall at such time be prevented by reason of the pendency against VMS of a case or proceeding under any bankruptcy or insolvency law, the undersigned agrees that, for purposes of this Guarantee and its obligations hereunder, the obligations guaranteed hereunder shall be deemed to have become payable or performable and the undersigned shall forthwith pay or perform such obligations guaranteed hereunder, without any further notice or demand.

                  Each payment to be made by the undersigned under this Guarantee or in connection herewith to the applicable Payee(s) shall be made without set-off or deduction of any kind whatsoever. The provisions of this paragraph shall survive termination and payment in full of the obligations guaranteed hereunder.

                  The undersigned expressly waives any and all rights of subrogation, reimbursement, contribution, exoneration and indemnity (contractual, statutory or otherwise) arising from the existence or performance of this Guarantee and the undersigned irrevocably waives any right to enforce any remedy that the Payees now have or may hereafter have against VMS, or any other person, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Payees, in each case, until such time as the obligations guaranteed hereunder have been finally and indefeasibly paid in full in cash to the Payees. The provisions of this paragraph shall survive the termination and payment in full of the obligations guaranteed hereunder.

                  The undersigned further irrevocably and unconditionally agrees to pay any and all reasonable costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred by the Payees in enforcing its rights or remedies under this Guarantee.

                  THE UNDERSIGNED HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY HERETO OR BENEFICIARY HEREOF ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS GUARANTEE.

                  THIS GUARANTEE AND ALL RIGHTS, OBLIGATIONS AND LIABILITIES ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW YORK.

                  The undersigned hereby irrevocably submits to the jurisdiction of the courts of the State of New York and of the United States District Court for the Southern District of New York in any action or proceeding brought against it under this Guarantee or under any document delivered by it in connection herewith or called for by the Servicing Supplement.

                  No delay on the part of its exercise of, or the failure to exercise, any right or remedy shall be deemed a waiver of any obligation of the undersigned or right of the Payees. This Guarantee may be modified, and the Payees' rights hereunder waived, only by agreement in writing signed by each Payee and the undersigned.

                  This Guarantee shall inure to the benefit of the Payees and their respective successors and permitted assigns, and shall bind the successors and assigns of the undersigned.

                  This Guarantee may not be assigned by the undersigned without the prior written consent of each Payee.

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                  IN WITNESS WHEREOF, this Guarantee has been duly executed by the undersigned this 25th day of October, 2001.

                        PHH CORPORATION


                        By:  /s/  Duncan Cocroft
                            ------------------------------------------------
                            Name:   Duncan Cocroft
                            Title:  EVP, Chief Financial Officer and
                                    Treasurer